Commitments	12 Months Ended
Dec. 31, 2017
Commitments
Commitments

D5  Commitments

Operating leases and capital commitments

The Group leases various offices to conduct its business. Leases in which a significant portion of the risks and rewards of ownership are retained by the lessor are classified as operating leases. Payments made under operating leases (net of any incentives received from the lessor) are charged to the income statement on a straight-line basis over the period of the lease.

	2017	2016

	£m	£m
Future minimum lease payments for non-cancellable operating leases fall due during the following periods:
Not later than 1 year	113	107
Later than 1 year and not later than 5 years	284	209
Later than 5 years	118	96
Future minimum sub-lease rentals received for non-cancellable operating leases for land and buildings	56	60
Minimum lease rental payments included in consolidated income statement	123	115

In addition, the Group has provided, from time to time, certain guarantees and commitments to third parties including funding the purchase or development of land and buildings and other related matters. The contractual obligations to purchase or develop investment properties at 31 December 2017 were £176 million (2016: £458 million).

At 31 December 2017, Jackson has unfunded commitments of £414 million (2016: £465 million) related to its investments in limited partnerships and £214 million (2016: £201 million) related to commercial mortgage loans and other fixed maturities. These commitments were entered into in the normal course of business and a material adverse impact on the operations is not expected to arise from them.

At 31 December 2017, UK and Europe's insurance operations had unfunded commitments of £3,225 million (2016: £2,269 million) to private equity and infrastructure funds. These commitments were entered into in the normal course of business and no material adverse impact on the operations is expected to arise.